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              EXHIBIT 1.1 - REGISTRANT'S CORPORATE STRUCTURE CHART


                                         INTERNATIONAL URANIUM CORPORATION
                                                         (CANADA)
                                                            *
                                                            *
                                                            *
                      * * * * * * * * * * * * * * * * * *** * * * * * * * * * * * * * * * * * * * *
                      *                                     *                                     *
                      *                                     *                                     *
                    100%                                    *                                    100%
             INTERNATIONAL URANIUM                          *                             INTERNATIONAL URANIUM
             (ALBERTA) CORPORATION                          *                               (BERMUDA I) LTD
                  (CANADA)                                  *                                  (BERMUDA)
                                                            *                                    *
                                                            *                                    *
                                                            *                                    *
                      * * * * * * * * * * * * * * * * * * * *                                    *
                      *                                                                        100%
                      *                                                            INTERNATIONAL URANIUM COMPANY
                      *                                                                  (MONGOLIA), LTD.
                    100%                                                                     (BERMUDA)
        INTERNATIONAL URANIUM HOLDINGS                                                           *
         CORPORATION (DELAWARE, USA)                                                             *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          70%
                      *                                                                    GURVAN SAIHAN
                      * * * * * * * * * * * * * * * * * * * *                              JOINT VENTURE
                                                            *                                   CORP.
                                                            *                                (MONGOLIA)
                                                            *
                                                            *
                                                            *
                                                            *
         * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
         *                              *                   *                *                           *
         *                              *                   *                *                           *
         *                              *                   *                *                           *
        100%                           100%                 *               100%                        100%
   INTERNATIONAL                    IUC WHITE               *          IUC EXPLORATION                IUC RENO
   URANIUM (USA)                    MESA LLC                *         LLC (COLORADO, USA)             CREEK LLC
    CORPORATION                  (COLORADO, USA)            *                                      (COLORADO, USA)
  (DELAWARE, USA)                                           *
                                                            *
                                                            *
           * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * *
           *                               *                            *                           *
           *                               *                            *                           *
           *                               *                            *                           *
          100%                            100%                         100%                        100%
    IUC SUNDAY MINE                   IUC COLORADO                 IUC ARIZONA                IUC PROPERTIES
  LLC (COLORADO, USA)                 PLATEAU LLC                   STRIP LLC               LLC (COLORADO, USA)
                                    (COLORADO, USA)              (COLORADO, USA)
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